EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350/ SECURITIES EXCHANGE ACT RULE 13a-14(b), AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Modern Holdings Incorporated for the quarterly period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof, Henry L. Guy, as President and Chief Executive Officer of Modern Holdings Incorporated, and Jay Murray, as Chief Financial Officer of Modern Holdings Incorporated, each hereby certifies, respectively, that:

1.	The Form 10-Q report of Modern Holdings Incorporated that this certification accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934.
2.	The information contained in the Form 10-Q report of Modern Holdings Incorporated that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Modern Holdings Incorporated.
	By:	/s/ Henry L. Guy
Dated: June 30, 2014		Henry L. Guy
President & Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Jay Murray
Dated: June 30, 2014		Jay Murray
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)